Roundhill S&P 500 Target 10 Managed Distribution ETF
Schedule of Investments
March 31, 2026 (Unaudited)

PURCHASED OPTIONS - 94.0% (a)	Notional Amount	Contracts	Value
Call Options - 94.0% (b)(c)
State Street SPDR Portfolio S&P 500 ETF, Expiration: 03/12/2027; Exercise Price: $3.33	$130,118	17	$123,118
State Street SPDR S&P 500 ETF Trust
Expiration: 03/12/2027; Exercise Price: $33.67	845,442	13	797,147
Expiration: 04/16/2027; Exercise Price: $33.18	455,238	7	428,533
TOTAL PURCHASED OPTIONS (Cost $1,411,204)			1,348,798

TOTAL INVESTMENTS - 94.0% (Cost $1,411,204)			1,348,798
Other Assets in Excess of Liabilities - 6.0%			85,650
TOTAL NET ASSETS - 100.0%			$1,434,448

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill S&P 500 Target 10 Managed Distribution ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$1,348,798	$–	$1,348,798
Total Investments	$–	$1,348,798	$–	$1,348,798

Refer to the Schedule of Investments for further disaggregation of investment categories.